SUPPLEMENT TO
                          INVESTMENT ADVISORY CONTRACT



                Pacific Investment Management Institutional Trust
                            840 Newport Center Drive
                         Newport Beach, California 92660

                                                     __________________, 1990

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, California 92660

RE:  Global Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Fund") and Pacific Investment Management Company (the "Adviser") as follows:

     1. The Fund is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Fund from time to time. A separate class of shares of beneficial interest in the Fund is offered to investors with respect to each investment portfolio. The Global Portfolio (the "Portfolio") is a separate investment portfolio of the Fund.

     2. The Fund and the Adviser have entered into an Investment Advisory Contract ("Contract") dated May 6, 1987, pursuant to which the Fund has employed the Adviser to provide investment advisory and other services specified in the Contract, and the Adviser has accepted such employment.

     3. As provided in paragraph 1 of the Contract, the Fund hereby appoints the Adviser to serve as Investment Adviser with respect to the Portfolio, and the Adviser accepts such appointment, the terms and conditions of such employment to be governed by the Contract, which is hereby incorporated herein by reference.

     4. The term "Portfolio" as used in the contract shall, for purposes of this Supplement, pertain to the Portfolio.

     5. As provided in paragraph 6 of the Contract and subject to further conditions as set forth therein, the Fund shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month, at the following annual rates:

Portion of Average Daily Value of Net Assets of the Portfolio         Fee Rate

Assets up to $300 million                                              0.35%
Assets over $300 million to $900 million                               0.30%
Assets over $900 million to $1.5 billion                               0.25%
Assets over $1.5 billion                                               0.20%


     6. This Supplement and the Contract shall become effective with respect to the Portfolio on __________, 1990, and shall thereafter continue in effect with respect to the Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Fund's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Trustees who are not parties to this Contract or "interested persons" (as defined in the Investment Company Act of 1940 (111940 Act")) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Trustees on 60 days' written notice to the Adviser. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     If the foregoing correctly sets forth the agreement between the Fund and the Adviser, please so indicate by signing and returning to the Fund the enclosed copy hereof.


                                         Very truly yours,

                                         Pacific Investment management
                                         Institutional Trust



                                         BY:___________________
                                         TITLE:



ACCEPTED:

Pacific Investment
Management Company



BY:_____________________
TITLE:

                                  SUPPLEMENT TO
                          INVESTMENT ADVISORY CONTRACT



                Pacific Investment Management Institutional Trust
                            840 Newport Center Drive
                         Newport Beach, California 92660

                                                            ____________, 1990

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, California 92660

         RE:  Foreign Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Fund") and Pacific Investment Management Company (the "Adviser") as follows:

     1. The Fund is an open-end management investment,company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Fund from time to time. A separate class of shares of beneficial interest in the Fund is offered to investors with respect to each investment portfolio. The Foreign Portfolio (the "Portfolio") is a separate investment portfolio of the Fund.

     2. The Fund and the Adviser have entered into an Investment Advisory Contract ("Contract") dated May 6, 1987, pursuant to which the Fund has employed the Adviser to provide investment advisory and other services specified in the Contract, and the Adviser has accepted such employment.

     3. As provided in paragraph 1 of the Contract, the Fund hereby appoints the Adviser to serve as Investment Adviser with respect to the Portfolio, and the Adviser accepts such appointment, the terms and conditions of such employment to be governed by the Contract, which is hereby incorporated herein by reference.

     4. The term "Portfolio" as used in the Contract shall, for purposes of this Supplement, pertain to the Portfolio.

     5. As provided in paragraph 6 of the Contract and subject to further conditions as set forth therein, the Fund shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month, at the following annual rates:

Portion of Average Daily Value of Net Assets of the Portfolio        Fee Rate

Assets up to $300 million                                             0.35%
Assets over $300 million to $900 million                              0.30%
Assets over $900 million to $1.5 billion                              0.25%
Assets over $1.5 billion                                              0.20%

     6. This Supplement and the Contract shall become effective with respect to the Portfolio on ___________, 1990, and shall thereafter continue in effect with respect to the Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Fund's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Trustees who are not parties to this Contract or "interested persons" (as defined in the Investment Company Act of 1940 (111940 Act")) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Trustees on 60 days' written notice to the Adviser. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     If the foregoing correctly sets forth the agreement between the Fund and the Adviser, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                            Very truly yours,

                                            Pacific Investment Management
                                            Institutional Trust



                                            BY: ___________________________
                                                TITLE:



ACCEPTED:

Pacific Investment
Management Company



BY: ____________________________
TITLE:

                                  SUPPLEMENT TO
                          INVESTMENT ADVISORY CONTRACT




                Pacific Investment Management Institutional Trust
                            840 Newport Center Drive
                         Newport Beach, California 92660

                                                       __________________, 1990

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, California 92660

         RE:  Low Duration Divestiture Portfolio

Dear  Sirs:

     This will confirm the agreement between the undersigned (the "Fund") and Pacific Investment Management Company (the "Adviser") as follows:

     1. The Fund is an open-end management investment. company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Fund from time to time. A separate class of shares of beneficial interest in the Fund is offered to investors with respect to each investment portfolio. The Low Duration Divestiture Portfolio (the "Portfolio") is a separate investment portfolio of the Fund.

     2. The Fund and the Adviser have entered into an Investment Advisory Contract ("Contract") dated May 6, 1987, pursuant to which the Fund has employed the Adviser to provide investment advisory and other services specified in the Contract, and the Adviser has accepted such employment.

     3. As provided in paragraph 1 of the Contract, the Fund hereby appoints the Adviser to serve as Investment Adviser with respect to the Portfolio, and the Adviser accepts such appointment, the terms and conditions of such employment to be governed by the Contract, which is hereby incorporated herein by reference.

     4. The term "Portfolio" as used in the Contract shall, for purposes of this Supplement, pertain to the Portfolio.

     5. As provided in paragraph 6 of the Contract and subject to further conditions as.set forth therein, the Fund shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month, at the following annual rates:

Portion of Average Daily Value of Net Assets of the Portfolio        Fee Rate

Assets up to $100 million                                            0.35%
Assets over $100 million to $500 million                             0.30%
Assets over $500 million to $1 billion                               0.25%
Assets over $1 billion                                               0.20%

     6. This Supplement and the Contract shall become effective with respect to the Portfolio on ________, 1990, and shall thereafter continue in effect with respect to the Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually `(a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Fund's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Trustees who are not parties to this Contract or "interested persons" (as defined in the Investment Company Act of 1940 (111940 Act")) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Trustees on 60 days' written notice to the Adviser. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     If the foregoing correctly sets forth the agreement between the Fund and the Adviser, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                          Very truly yours,

                                          Pacific Investment Management
                                          Institutional Trust



                                          BY: ____________________________
                                              TITLE:



ACCEPTED:

Pacific Investment
Management Company



BY: ___________________________
TITLE:

                                  SUPPLEMENT TO
                          INVESTMENT ADVISORY CONTRACT



                Pacific Investment Management Institutional Trust
                            840 Newport Center Drive
                         Newport Beach, California 92660

                                                     ___________, 1990

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, California 92660

         RE:  Total Return Divestiture Portfolio

Dear  Sirs:

     This will confirm the agreement between the undersigned (the "Fund") and Pacific Investment Management Company (the "Adviser") as follows:

     1. The Fund is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Fund from time to time. A separate class of shares of beneficial interest in the Fund is offered to investors with respect to each investment portfolio. The Total Return Divestiture Portfolio (the "Portfolio") is a separate investment portfolio of the Fund.

     2. The Fund and the Adviser have entered into an Investment Advisory Contract ("Contract") dated May 6, 1987, pursuant to which the Fund has employed the Adviser to provide investment advisory and other services specified in the Contract, and the Adviser has accepted such employment.

     3. As provided in paragraph 1 of the Contract, the Fund hereby appoints the Adviser to serve as Investment Adviser with respect to the Portfolio, and the Adviser accepts such appointment, the terms and conditions of such employment to be governed by the Contract, which is hereby incorporated herein by reference.

     4. The term "Portfolio" as used in the Contract shall, for purposes of this Supplement, pertain to the Portfolio.

     5. As provided in paragraph 6 of the Contract and subject to further conditions as set forth therein, the Fund shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month, at the following annual rates:

Portion of Average Daily Value of Net Assets of the Portfolio

                                                       Fee Rate

Assets up to $100 million                              0.35%
Assets over $100 million to $500 million               0.30%
Assets over $500 million to $1 billion                 0.25%
Assets over $1 billion                                 0.20%

     6. This Supplement and the Contract shall become effective with respect to the Portfolio on ________, 1990, and shall thereafter continue in effect with respect to the Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Fund's Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Trustees who are not parties to this Contract or "interested persons" (as defined in the Investment Company Act of 1940 (111940 Act")) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Trustees on 60 days' written notice to the Adviser. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     If the foregoing correctly sets forth the agreement between the Fund and the Adviser, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                Very truly yours,

                                Pacific Investment Management
                                Institutional Trust



                                 BY:___________________________
                                    TITLE:



ACCEPTED:

Pacific Investment
Management Company



BY:_________________________
TITLE: